                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 1, 2012

                             MERITAGE FUTURES FUND L.P.
             (Exact name of registrant as specified in its charter)

   Delaware                       000-53113                            20-8529352
--------------                     ------------------                    ------------------
(State or other           (Commission File                 (IRS Employer
jurisdiction of                     Number)                     Identification No.)
incorporation)

                        c/o Ceres Managed Futures LLC
                         522 Fifth Avenue - 14th Floor
                               New York, NY 10036

              (Address and Zip Code of principal executive offices)

Registrant's telephone number, including area code: (212) 296-1999
                                                    --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

     On April 1, 2012,  the registrant issued 2,526.199 units of limited  partnership  interest
("Units") in exchange for $2,512,831  in a transaction  that was not  registered  under the
Securities Act.  The Units were issued in reliance upon applicable  exemptions from registration under Section 4(2) of the Act and Section 506 of Regulation D promulgated thereunder.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                 MERITAGE FUTURES FUND L.P.

                 By: Ceres Managed Futures LLC
               General Partner

                 By  /s/ Walter Davis
                    ------------------------------------------
                        Walter Davis
                        President and Director

                 By /s/ Brian Centner
                    ------------------------------------------
                        Brian Centner
                        Chief Financial Officer

Date: April 4, 2012

   Ceres Managed Futures LLC
                                                                   522 Fifth Avenue - 14th Floor
                                                                           New York, NY 10036

April 4, 2012
VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Meritage Futures Fund L.P.
           Current Report on Form 8-K

Ladies and Gentlemen:

On behalf  of Meritage Futures  Fund L.P.  and  pursuant  to Rule  13a-11 promulgated by the Securities and Exchange  Commission  (the  "Commission"),
we transmit  herewith for filing with the  Commission via EDGAR a Current Report on Form 8-K  pursuant  to the  Securities  Exchange  Act of 1934 and the  rules and regulations thereunder.

Should  members of the  Commission's  staff have any  questions or comments with respect to this filing,  please contact the undersigned at (212) 296-1296.

Very truly yours,

/s/ Delores Jaramillo
    -----------------
    Delores Jaramillo